Exhibit 99.1

Investor Deck

August 2014

Forward-Looking Statements and Non-

GAAP Financial Measures

Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Any statements contained herein (including, but not limited to, statements to the effect that Sprouts Farmers Market, Inc. (the “Company”) or its management “anticipates,” “plans,” “estimates,” “expects,” “believes,” or the negative of these terms and other similar expressions) that are not statements of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Company’s estimated growth, expected results and long-term financial targets. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this presentation. These risks and uncertainties include, without limitation, risks associated with the Company’s ability to successfully compete in its intensely competitive industry; the Company’s ability to successfully open new stores; the Company’s ability to manage its rapid growth; the Company’s ability to maintain or improve its comparable store sales and operating margins; the Company’s ability to identify and react to trends in consumer preferences; product supply disruptions; general economic conditions; and other factors as set forth from time to time in the Company’s Securities and Exchange Commission filings. The Company intends these forward-looking statements to speak only as of the date of this presentation and does not undertake to update or revise them as more information becomes available, except as required by law.

In addition to reporting financial results in accordance with GAAP, the Company has presented adjusted net income, adjusted diluted earnings per share and adjusted EBITDA. These measures are not in accordance with, or an alternative to GAAP. The Company’s management believes that these presentations provide useful information to management, analysts and investors regarding certain additional financial and business trends relating to its results of operations and financial condition. In addition, management uses these measures for reviewing the financial results of the Company as well as a component of incentive compensation. The Company defines adjusted net income as net income excluding store closure and exit costs, one-time costs associated with its April 2011 combination (the “Henry’s Transaction”) with Henry’s Holdings, LLC (“Henry’s”) and its May 2012 business combination with Sunflower Farmers Market, Inc. (“ the Sunflower Transaction,” and collectively, the “Transactions”), gain and losses from disposal of assets, expenses incurred by the Company in its secondary public offerings and employment taxes paid by the Company in connection with options exercised in those offerings (“Public Offering Expenses”), the loss on extinguishment of debt and the related tax impact of those adjustments. The Company defines adjusted diluted earnings per share as adjusted net income divided by the weighted average diluted shares outstanding. The Company defines EBITDA as net income before interest expense, provision for income tax, and depreciation and amortization, and defines adjusted EBITDA as EBITDA excluding store closure and exit costs, one-time costs associated with the Transactions, gains and losses from disposal of assets , Public Offering Expenses, and the loss on extinguishment of debt.

These non-GAAP measures are intended to provide additional information only and do not have any standard meanings prescribed by GAAP. Use of these terms may differ from similar measures reported by other companies. Because of their limitations, none of these non-GAAP measures should be considered as a measure of discretionary cash available to use to reinvest in growth of the Company’s business, or as a measure of cash that will be available to meet the Company’s obligations. Each of these non-GAAP measures has its limitations as an analytical tool, and you should not consider them in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. See the Appendix for reconciliation for these non-GAAP measures to the comparable GAAP measures.

Overview of Sprouts

Sprouts Delivers Healthy Living for

Less!

Healthy grocery store that

offers fresh, natural and

organic foods at great prices

Broad consumer appeal

One of the largest natural and

organic retailers

Significant momentum

Significant white space

opportunity

Sprouts has a Differentiated

Go-to-Market Strategy

HEALTH SELECTION VALUE SERVICE

Complete Natural &

Organic Offering

An Engaged, Loyal Customer Base Leading to Strong Financial

Performance and Significant New Unit Growth Opportunity

Sprouts has a Long Runway for Growth as Consumers Seek Healthy Products at a Great Value

Significant Market Opportunity As Sprouts Offers Conventional Consumers a Superior Experience[1]



$600B U.S. Supermarket Industry
SFM Current Market Share: 0.4% / $2.7bn
Natural & Organic: 9% / $54 bn
Other, incl. Conventional Supermarkets: ~91% / ~$546 bn
Our Potential Opportunity

Multiple of Current Sales $	Implied Sprouts % Market Share
Current Sales	0.4 %
2x	0.9 %
5x	2.3 %
10x	4.5 %

Sprouts is Outpacing Relevant Segments[2]



✓ Sprouts growing at an estimated 7.5x U.S. Supermarkets
1.0x
2.5x
4.2x
5.0x
7.5x
U.S. Supermarkets
Vitamins & Supplements
Value
Natural & Organic
Sales CAGR:
2.4%
5.8%
10.1%
12.0%
18.1%

- ✓ Natural and organic market expected to double to $113bn by 2020[1]
- ✓ Sprouts is benefitting from greater focus on preventative health, childhood obesity and specialty diets
- ✓ Consumers are increasingly focused on value and healthier options

[1] Source: Progressive Grocer 2012 and Nutrition Business Journal 2013
[2] Chart data represents the compound annual growth rate ("CAGR") of U.S. grocery sales. Value segment defined as dollar stores (Dollar General, Dollar Tree, Family Dollar). Sources: Progressive Grocer (U.S. Supermarket Industry, 2008 – 2012), Nutrition Business Journal (Vitamins & Supplements 1998– 2012; Natural & Organic 1998 – 2012), and company filings (Value, 2008 – 2013).

It's Healthy Living for less!

5

Sprouts “Flips” the Conventional

Grocery Store Model

Produce surrounded by

a complete grocery

offering

Differentiated

assortment of high-

quality, healthy

alternatives

Farmers market

inspired, open store

layout with low profile

displays

Convenient,

small-box:

25 – 28k sq. ft.

Comfortable, easy to

shop environment

Full grocery store

With a Broad Appeal, Sprouts is

Successful in a Variety of Markets

Broad Customer Demographics Draw Traffic in Variety of Markets

Middle income and up Densely populated, urban areas as well as smaller metropolitan markets

Los Angeles and EI Paso “Natural / lifestyle” markets and more “traditional” markets

Colorado and Oklahoma

Successful in new as well as highly competitive and penetrated markets

“Sprouts Proves That Eating Healthy Can Be Affordable”

Educated

Wide spectrum of demographic and

ethnic makeups

Wanting to eat healthier

Looking for value

Fresh Produce is at the Core of Sprouts’

Offering

Produce Local Sourcing, Limited CapEx Required

Regional Buying Model Sourced and Distributed Deep Industry for New Distribution

In-House Relationships Centers

Produce is a common denominator among

Current Produce Distribution Centers

customers

Supply chain system scalable to support

growth

Focus on freshness, speed-to-market and value

Prices significantly below competitors drive

trial and traffic

Reaching a Broad Base of Consumers in

Both Traditional and Digital Mediums

More than 12 million weekly circulars

Reinforces health-focused, value offering

throughout the store

30+ annual promotions1, which drive transition to

increased basket size and higher margin

Digital and social platforms for relevance today

and tomorrow

¹ Represents planned promotions at each store during FY 2014.

Sprouts Grows its Share of Consumers’

“Food Retail Wallet”

Increasing Average Basket Size and Gross Margin Over Time

LIFESTYLE

Over Time Make

Sprouts Their Primary

Grocery Store

TRANSITION

Then Shop an Increasing

Number of Departments

TRIAL

Consumers Start with

High Quality Produce

Estimated 15+ Years of New Store

Growth

Proven Concept: 182 stores in ten states as of August 7, 2014

Strong performance across all markets, demographics and real estate venues

Opened 15 new stores YTD with a target of 14% unit growth over at least the next five years

24 new stores planned in 2014 (14% unit growth)

Demographics allow for deep penetration in markets Potential U.S. Store Count¹

~1,200

Nevada

Utah

5

Colorado

Kansas

4

25

77 1 Missouri 6.6x North

California

New Carolina Arizona Oklahoma Tennessee Arkansas

Mexico

5

27

South

Georgia

6

Carolina

182 300 in

Texas 2

Existing

30

1.6x Markets

Alabama Florida

Existing Market Louisiana

As of August 7, Potential

Mississippi

Target Near Term New Market

2014

¹ Based on an assumed new store growth rate of 14% per year and research conducted by Buxton Company in 2012.

Sprouts’ Consistent Growth in

Competitive Markets

Case Study of a Sprouts Phoenix Location

($ in ‘000s)

+10%

Wal-Mart

(1) opened +4%

+7%

+7%

Sales +3% +11%

Target added

+30%

Frys

Whole Foods P-Fresh Weekly Marketplace opened 2002 Costco

re-opened Trader Joe’s

+15% opened

opened

Average +1%

2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Broad Appeal Makes Sprouts a Formidable Competitor

1 Not indicative of every store location.

Business & Financial

Performance

A Powerful Long-Term Growth Engine

Consistent Store One of the Best

10%+ Comp Growth Leverage

Performance Compelling White Space

Natural / and Margin Infrastructure

Across Store-Level Opportunities

Organic Sector Expansion in for Scale and

Geographies Economics in the Public

Growth Existing Stores Growth

and Vintages Markets

High, balanced sales growth

Margin expansion in existing stores

Operating leverage from scale and infrastructure

Deleverage capital structure

Long-Term Net Earnings Growth

Target of 20%+

History of Organic Growth

1 2

Pro Forma Net Sales Pro Forma Comparable Store Sales Growth

($ in mm)

‘08-’13 CAGR: 18.1%

20.4% $2,438

$1,991

14.8%

10.7% $1,723

$1,490 11.6%

$1,239

2.6%

9.7% $1,059

7.4%

4.9%

5.1%

2.3%

2008 2009 2010 2011 2012 2013

2009 2010 2011 2012 2013

Prior Period Current Period Two-Year Stacked

Balanced Sales Growth Across Comparable Store Sales Growth and New Store

Openings

¹ Pro forma net sales reflect the net sales of our predecessor entity, Henry’s and Sunflower as if the Transactions had been consummated on the first day of fiscal 2008.

2

“Comparable store sales growth” refers to the percentage change in our comparable store sales as compared to the prior comparable period. Pro forma comparable store sales growth is calculated including all stores acquired in the Transactions for all periods reported. Comparable store sales growth on a “two-year stacked basis” is computed by adding the pro forma comparable store sales growth of the period referenced and that of the same fiscal period ended twelve months prior.

Consistent and Strong Sales Growth

Net Sales

($ in mm)

‘11-’13 CAGR 19.0% YoY Growth: 22.6%

$1,466

$2,438

$1,196

$1,991

$1,723

Pro Forma 2011 Pro Forma 2012 2013 1H 2013 1H 2014

Note: Pro forma financial information on this slide gives effect to the Henry’s Transaction and the Sunflower Transaction for all periods presented.

Momentum Continued Through Q2

Highlights

Consumers focus on value and health continues to generate strong same store sales, customer traffic and top-line sales

20% Q2 2014 Sales

Growth

Opened 6 new stores in Q2 and 15 YTD, on track for annual target of 24 openings

Continued strong comp

growth

1

Pro Forma Comparable Store Sales Growth

21.0%

20.3%

10.8% 9.5%

11.1%

9.4%

1H 2013 1H 2014 Q2 2013 Q2 2014

First Half 2-Year Stacked

22.4%

21.0%

20.8% 20.3%

20.2%

10.8% 10.2% 13.8% 9.5%

12.8%

Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014

2-Year Stacked

1. “Comparable store sales growth” refers to the percentage change in our comparable store sales as compared to the prior comparable period. Pro forma comparable store sales growth is calculated including all stores acquired in the Henry’s Transaction and the Sunflower Transaction for all periods presented. Pro forma comparable store sales growth on a “two-year stacked basis” is computed by adding the pro forma comparable store sales growth of the period referenced and that of the same fiscal period ended twelve months prior.

Robust Earnings Growth

Adj. EBITDA¹ Adj. Net Income²

($ in mm) ($ in mm)

YoY Growth: 33% YoY Growth: 40% YoY Growth: 68% YoY Growth: 78%

$147

$66

$105 $195

$147 $37 $67

$40

2012 2013 1H 2013 1H 2014 2012 2013 1H 2013 1H 2014

%

Margin 10.0%

7.4% 8.0% 8.8%

Note: Financial information on this slide for fiscal 2012 gives pro forma effect to the Sunflower Transaction as if it had been consummated on the first day of fiscal 2012.

¹ See the Appendix to this presentation for a reconciliation of adjusted EBTIDA to net income.

² See the Appendix to this presentation for a reconciliation of adjusted net income to net income.

Compelling Unit Economics

Target New Store Economics

Store Size 25 – 28k sq. ft.

Net Cash Investment¹ $2.8 million

First Year Sales ~$10 – $12 million

Initial Sales Growth 20-30% over 3 – 4 years

Pre-Tax Cash-on-Cash Returns

35%-40% within 3-4 years

¹ Includes store build-out (net of contributions from landlords), inventory (net of payables) and cash pre-opening expenses.

Long-Term Financial Targets

Unit Growth

~14%

Comparable Store Sales Growth 6%+

Total Sales Growth ~15%

EBIT Growth 17 – 20%

Net Income Growth

20%+

Note: These targets are forward-looking statements, are subject to significant business, economic, regulatory and competitive risks, uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, see the Forward-Looking Statements disclaimer to this presentation, as well as the risks and uncertainties described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2013 and the Company’s other filings with the Securities and Exchange Commission. Nothing in this presentation should be regarded as a representation by any person that these targets will be achieved, and the Company undertakes no duty to update its targets.

Why Sprouts is a Compelling

Investment

Authentic Fresh, Natural and Organic Food

Offering at Great Value

Fast Growing Segment of the U.S. Supermarket

Industry with Strong Macro Tailwinds

Significant New Store Growth Opportunity

Supported by Broad Demographic Appeal

Proven and Replicable Store Model with

Compelling Unit Economics

Resilient Business Model Delivering Strong

Financial Performance and Strong Comparable

Store Sales Growth

Passionate Team with a Customer-Focused

Culture

?Significantly lower prices

11% CAGR to $113B in

2020

1,200 potential stores

(7x current base)

Target 35 – 40% cash-on-

cash returns

20% 2-year comps

Appendix: Supplemental

Materials

Non-GAAP Reconciliation

The following table shows a reconciliation of adjusted net income and adjusted EBITDA to net income and adjusted earnings per share to net income per share for the thirteen and twenty-six weeks ended June 29, 2014 and June 30, 2013:

	Thirteen Weeks Ended		Twenty-Six Weeks Ended	
	June 29, 2014	June 30, 2013	June 29, 2014	June 30, 2013
Net income	$ 30,151	$ 12,468	$ 63,884	$ 30,585
Income tax provision	19,002	8,155	40,567	20,052
Net income before income taxes	49,153	20,623	104,451	50,637
Store closure and exit costs (a)	(200)	933	333	1,708
Costs associated with acquisitions and integration	-	-	-	(16)
Loss/(gain) on disposal of assets (b)	267	(2)	994	6
Secondary offering expenses including employment taxes on options exercises (c)	42	-	1,446	-
Loss on extinguishment of debt (d)	-	8,175	-	8,175
Adjusted income tax provision (e)	(19,044)	(11,756)	(41,644)	(23,962)
Adjusted net income	30,218	17,973	65,580	36,548
Interest expense, net	6,520	11,390	12,987	21,550
Adjusted income tax provision (e)	19,044	11,756	41,644	23,962
Adjusted earnings before interest and taxes (EBIT)	55,782	41,119	120,211	82,060
Depreciation, amortization and accretion	13,322	11,598	26,357	22,710
Adjusted earnings before interest, taxes, depreciation and amortization (EBITDA)	$ 69,104	$ 52,717	$ 146,568	$ 104,770

Adjusted Net Income Per Share

	June 29, 2014	June 30, 2013	June 29, 2014	June 30, 2013
Net income per share - basic	$ 0.20	$ 0.10	$ 0.43	$ 0.24
Per share impact of net income adjustments	$ -	$ 0.04	$ 0.01	$ 0.05
Adjusted net income per share - basic	$ 0.20	$ 0.14	$ 0.44	$ 0.29
Net income per share - diluted	$ 0.20	$ 0.10	$ 0.42	$ 0.24
Per share impact of net income adjustments	$ -	$ 0.04	$ 0.01	$ 0.04
Adjusted net income per share - diluted	$ 0.20	$ 0.14	$ 0.43	$ 0.28

(a) **Store closure and exit costs** have been excluded from adjusted EBITDA, and from adjusted net income. For the thirteen weeks ended June 29, 2014 these costs included the benefit of a write-off of a liability related to our former warehouse and ongoing expenses related to prior closures. For the twenty-six weeks ended June 29, 2014, these costs included relocation of one store, the benefit of the write-off of a liability related to our former warehouse and ongoing expenses related to prior closures. For the thirteen and twenty-six weeks ended June 30, 2013 these consist primarily of the costs to close a former Sunflower warehouse following the Sunflower Transaction and adjustments to sublease estimates for stores and facilities already closed.

(b) **Loss/(gain) on disposal of assets** represents the gains and losses recorded in connection with the disposal of property and equipment. The Company excludes losses on disposals of assets from its adjusted EBITDA and adjusted net income to provide period-to-period comparability of its operating results because management believes these costs do not directly reflect the ongoing performance of its store operations.

(c) **Secondary offering expenses including employment taxes on options exercises** represents expenses the Company incurred in its secondary public offerings and employment taxes paid by the Company in connection with options exercised in those offerings. The Company has excluded these items from its adjusted EBITDA and adjusted net income to provide period-to-period comparability of its operating results because management believes these costs do not directly reflect the performance of its store operations.

(d) **Loss on extinguishment of debt** represents expenses the Company recorded in connection with its April 2013 refinancing including write-off of deferred financing costs and original issue discounts associated with former credit agreement. The Company has excluded this item from its adjusted EBITDA and adjusted net income to provide period-to-period comparability of its operating results because management believes these costs do not directly reflect the performance of its store operations.

(e) **Adjusted income tax provision** for all periods presented represents the income tax provision plus the tax effect of the adjustments described in notes (a) through (d) above based on statutory tax rates for the period. The Company has excluded these items from its adjusted income tax provision because management believes they do not directly reflect the ongoing performance of its store operations and are not reflective of its ongoing income tax provision.

It's Healthy Living for less!

23

It’s Healthy Living

For less